HUBBELL INCORPORATED GRANTOR TRUST FOR NON-EMPLOYEE DIRECTOR PLANS TRUST AGREEMENT

TRUST AGREEMENT
TRUST AGREEMENT made and entered into as of the 8th day of December, 2015, by and between HUBBELL INCORPORATED, a corporation organized under the laws of the State of Connecticut (hereinafter referred to as the “Company”) and THE BANK OF NEW YORK, a New York banking corporation (hereinafter referred to as the “Trustee”). This Trust Agreement amends and restates in its entirety the Hubbell Incorporated Grantor Trust for Non-Employee Director Plans Trust Agreement by and between the Company and the Trustee, dated as of March 14, 2005.
WHEREAS, the Company has established the Plans (as defined below) as unfunded plans maintained for the purpose of providing deferred compensation for non-employee directors from time to time participating in any such Plan; and
WHEREAS, under the Plans, the Company is required to pay Benefits to the Participants or their Beneficiaries; and
WHEREAS, the Company intends from time to time to contribute cash or other property reasonably acceptable to the Trustee which cash or property will, as and when received by the Trustee, constitute a trust fund to aid the Company in meeting its obligations to make payments of Benefits to Participants and Beneficiaries under the Plans and to assure that such obligations are met after a Change of Control; and
WHEREAS, the establishment of this Trust shall not affect the Company’s continuing obligation to make payments to Participants and Beneficiaries under each Plan except that the Company’s liability thereunder shall be offset by actual payments made on its behalf by the Trustee hereunder; and
WHEREAS, the Company intends that the Trust Fund shall be held by the Trustee and invested, reinvested and distributed all in accordance with the provisions of this Trust Agreement; and
WHEREAS, each Plan provides, and the Company intends, that the assets of the Trust Fund shall be and remain subject to the claims of the Company’s creditors as herein provided and that such Plan not be deemed funded solely by virtue of the existence of this Trust; and
WHEREAS, the Trust is intended to be a “grantor trust” with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Code; and

WHEREAS, the Company intends that no Plan be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), despite the existence of this Trust; and
WHEREAS, the Trust shall initially be revocable but shall become irrevocable upon the occurrence of a Change of Control.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

1.	DEFINITIONS; ESTABLISHMENT OF TRUST

1.1	Definitions.
Whenever used in this Trust Agreement, unless otherwise provided or the context otherwise requires:
(a)“Administrator” shall mean the individual, individuals or committee appointed by the Board of Directors of the Company to control and manage the operation and administration of the applicable Plan.
(a)    “Affiliate” shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.
(b)    “Authorized Officer” shall mean the Chairman, President, any Vice President, the Secretary or the Treasurer of the Company or any other person or persons as may be designated by any such officer.
(c)    “Beneficiary” shall mean the beneficiary of a Participant as set forth on the Payment Schedule and in accordance with the applicable Plan or as thereafter changed in accordance with this Trust Agreement and in accordance with the applicable Plan and which is in effect on the date of the Participant’s death; provided that the Trustee shall have no duty or obligation to review any Plan to identify any Beneficiary, and its duty to identify any Beneficiary shall be based solely from a review of the Payment Schedule. If no designated beneficiary survives the Participant or if no Beneficiary is designated as provided herein, the legal representative of the Participant’s estate shall be the Beneficiary. If a designated beneficiary survives the Participant but dies before payment in full of Benefits from the Trust has been made, the legal representative of such beneficiary’s estate shall become the Beneficiary. References to a Participant in this Trust Agreement in connection with payments hereunder shall also refer to such Participant’s Beneficiary unless the context clearly requires otherwise.

(d)    “Benefits” shall mean the payments required to be made to a Participant or his Beneficiary pursuant to a Payment Schedule.
(e)    “Change of Control” shall have the meaning assigned to such term by Section 6.2 hereof.
(f)    “Code” shall mean the Internal Revenue Code of 1986 as from time to time amended.
(g)    “Company” shall mean HUBBELL INCORPORATED or its successors.
(h)    “Final Determination” shall mean (i) an assessment of tax by the Internal Revenue Service addressed to the Participant or his Beneficiary which is not timely appealed to the courts; (ii) a final determination by the United States Tax Court or any other Federal Court, the time for an appeal thereof having expired or been waived; or (iii) an opinion by the Company’s counsel, addressed to the Company and the Trustee and in form and substance reasonably satisfactory to the Trustee, to the effect that amounts held in the Trust are subject to Federal income tax to the Participant or his Beneficiary prior to payment. Notwithstanding the foregoing, no Final Determination shall be deemed to have occurred until the Trustee has actually received a copy of the assessment, court order or opinion which forms the basis thereof and such other documents as it may reasonably request.
(i)    “Incumbency Certificate” shall mean a certificate of the Secretary or any Assistant Secretary of the Company identifying the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer, which certificate shall include the name, title and specimen signature of each such person and any changes thereto.
(j)    “Insolvent” with respect to the Company shall mean that (i) the Company is unable to pay its debts generally as they come due and/or (ii) the Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code or any successor statute.
(k)    “Participant” shall mean at the time of determination, a current or former non-employee member of the Board of Directors of the Company who is participating in the applicable Plan and with respect to whom a Payment Schedule is then in effect.
(l)    “Payment Schedule” shall mean, collectively, the list of Participants in the form of Exhibit A and the schedule of Benefits payable from the Trust Fund to such Participants in the form of Exhibit A-1 or A-2, as appropriate, or any amendment or substitution thereof as may be provided to the Trustee by the Company prior to a Change of Control in accordance with Section 4.5 of this Trust Agreement.

(m)    “Plan” (and collectively, “Plans”) shall mean either of (i) the Hubbell Incorporated Amended and Restated Retirement Plan for Directors or (ii) the Hubbell Incorporated Amended and Restated Deferred Compensation Plan for Directors, each as from time to time amended.
(n)    “Plan Year” shall mean the fiscal year ending on the last day of December.
(o)    “Recordkeeper” shall mean the organization identified in Section 3.1.
(p)    “Reliable Source” shall mean (i) a report filed with the Securities and Exchange Commission, (ii) a public statement issued by the Company, The New York Times or The Wall Street Journal, or (iii) a certificate of the Company signed by the Chief Executive Officer or by the Chairman of the Board of Directors.
(q)    “Termination” shall mean a Participant’s retirement from or separation from service on the Board of Directors of the Company.
(r)    “Termination Affidavit” shall mean an affidavit of a Participant in the form annexed hereto as Exhibit B-1 or B-2, as appropriate.
(s)    “Trust” shall mean the Trust established under this Trust Agreement.
(t)    “Trust Agreement” shall mean this trust agreement as from time to time amended.
(u)    “Trust Fund” shall mean the trust fund held from time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestments made therewith and all net profits and earnings thereon less all payments and charges therefrom.

1.2	Establishment and Title of the Trust.
The Company hereby establishes with the Trustee a trust to be known as the “HUBBELL INCORPORATED GRANTOR TRUST FOR NON-EMPLOYEE DIRECTOR PLANS”, consisting of such sums of money and other property reasonably acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. The Trustee acknowledges the receipt of $1,000.00 representing the initial contribution to the Trust. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Company shall at all times have the power to reacquire the Trust Fund by substituting cash or readily marketable securities of equivalent value, net of any costs of disposition (other than securities issued by the Company or any Affiliate), and such other property shall, following such substitution, constitute the Trust Fund.

1.3	Acceptance by the Trustee.
The Trustee accepts the Trust established hereunder on the terms and conditions set forth herein and agrees to perform the duties imposed on it by this Trust Agreement.

1.4	Incumbency Certificates.
The Secretary or any Assistant Secretary of the Company, pursuant to authorization of the Board of Directors of the Company, will promptly deliver an Incumbency Certificate to the Trustee with respect to the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer and any changes thereto. The Trustee shall be entitled to rely on the identity of the Administrator and any Authorized Officer until it receives written notice to the contrary.

1.5	Effective Date.
This Trust Agreement shall be effective as of the date and year first above written.

2.	INVESTMENT AND ADMINISTRATION OF THE TRUST FUND

2.1	Powers and Duties of the Trustee.
In addition to every power and discretion conferred upon the Trustee by any other provision of this Trust Agreement, the Trustee will have the following express powers with respect to the Trust Fund:
(a)    Subject to Section 2.2 hereof, to make investments and reinvestments of the assets of the Trust Fund including investments which yield little or no income and from time to time hold funds uninvested, without distinction between principal and income; and in making and holding investments, the Trustee will not be restricted to those investments which are authorized by the law of the State of New York for the investment of trust funds, provided, however, that no investment shall be made in any securities or other obligations of the Company or of any Affiliate. The Trustee is further authorized and empowered to invest and reinvest all or any part of such assets through the medium of any common, collective or commingled trust fund or pool maintained by it as the same may have heretofore been or may hereafter be established or amended.
(b)    To retain, to exchange for any other property, to sell in any manner and at any time, any property, and to grant options to sell any such property, without regard to restrictions (other than those imposed by applicable law) and without the approval of any court.

(c)    To vote personally or by proxy and to delegate power and discretion to such proxy.
(d)    To exercise subscription, conversion and other rights and options, and to make payments from the Trust Fund in connection therewith.
(e)    To take any action and to abstain from taking any action with respect to any reorganization, consolidation, merger, dissolution, recapitalization, refinancing and any other plan or change affecting any property, and in connection therewith, to delegate its discretionary powers and to pay assessments, subscriptions and other charges from the Trust Fund.
(f)    In any manner, and to any extent, to waive, modify, reduce, compromise, release, settle and extend the time of payment of any claim of whatsoever nature in favor of or against the Trustee or all or any part of the Trust Fund and to commence or defend suits or other legal proceedings in connection therewith.
(g)    To make executory contracts and to grant options for any purposes, and to make such contracts and options binding on the trust and enforceable against any property of the Trust Fund.
(h)    Upon any terms, to borrow money from any person (including, to the extent permitted by applicable law, the Trustee in its individual capacity) and to pledge assets of the Trust Fund as security for repayment. (i) To hold all or any part of the Trust Fund in cash and without obligation to pay or earn interest thereon.
(i)    To hold assets in time or demand deposits (including deposits with the Trustee in its individual capacity which pay a reasonable rate of interest).
(j)    To employ agents, experts and counsel, to delegate discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay their reasonable fees and disbursements.
(k)    From time to time to register any property in the name of its nominee or in its own name, or to hold it unregistered or in such form that title shall pass by delivery or to cause the same to be deposited in a depository or clearing corporation or system established to settle transfers of securities and to cause such securities to be merged and held in bulk by the nominee of such depository or clearing corporation or system.

2.2	Investment Directions and Guidelines.
(a)    Investment Directions Prior to a Change of Control. Prior to a Change of Control, in exercising its powers under Section 2.1 hereof, the Trustee shall invest and reinvest the Trust

Fund in accordance with the investment directions delivered to the Trustee in writing by the Company. The Company may from time to time prior to a Change of Control substitute new investment directions in a writing signed by an Authorized Officer of the Company. Until the Trustee receives new investment directions, the Trustee may rely and shall be fully protected in relying on the last investment directions it has received. The obligation to supply investment directions shall be solely on the Company and, except as provided in Section 2.2(b), the Trustee shall have no obligation to invest the Trust Fund in the absence of directions.
(b)    Investments On and After a Change of Control. On and after the occurrence of a Change of Control (and prior to a Change of Control if the Company has not delivered investment directions to the Trustee or there are no such investment directions then in effect), in exercising its powers under Section 2.1 hereof, the Trustee shall, consistent with the overall objective of the Trust Fund which is the preservation of capital, invest and reinvest the Trust Fund in short-term investments, including, without limitation, obligations issued or guaranteed by the United States of America or any agency thereof, proportionate interests in any such obligations held by any bank or trust company organized under the laws of the United States of America or any state thereof as a custodian, commercial paper rated A-1 by Standard & Poors Corporation or P-1 by Moody’s Investment Services, Master Notes of corporations with commercial paper ratings of A-1 or P-1, time or savings deposits and certificates of deposit.

3.	ACCOUNTS; CONTRIBUTIONS

3.1	Trust Fund Accounting.
(c)    All contributions received by the Trustee and all other receipts of the Trustee, whether by way of dividends, interest or otherwise for the account of the Trust Fund, may be commingled, held, invested and, with all disbursements therefrom, accounted for by the Trustee as a single fund. All recordkeeping or valuation of the accounts of individual participants shall be the responsibility of a recordkeeper (the “Recordkeeper”) appointed by the Company. The Recordkeeper shall also perform such other functions as are specified in this Agreement. The Company shall notify the Trustee of the identity of the Recordkeeper upon the signing of this Agreement. Prior to a Change of Control, the Company shall be solely responsible for the appointment of a substitute Recordkeeper in the event that the Recordkeeper resigns or fails to perform its duties hereunder. Following a Change of Control, the Trustee shall be responsible for appointment of a Recordkeeper in the event that the Recordkeeper resigns or, in the judgment of the Trustee and after notice to the Participants known to it as of the Trustee’s appointment of a new Recordkeeper, the Recordkeeper fails to perform its duties hereunder, but, notwithstanding anything in this Agreement to the contrary, the Trustee shall assume no liability whatsoever on account of such appointment in good faith of a successor Recordkeeper, absent the Trustee’s negligent appointment of such successor Recordkeeper. The Trustee may rely conclusively on all information received from the Recordkeeper.

3.2	Contributions by the Company.
(a)    The Trustee shall receive from the Company such amounts in cash or other property reasonably acceptable to the Trustee as the Company may from time to time determine. The Trustee shall be under no obligation to seek collection of any contribution from the Company. All responsibility for the determination of the amount, timing and type of payments made to the Trustee, or otherwise establishing a funding policy consistent with the objectives of the applicable Plan shall be on the Company or its designee.
(b)    In addition to contributions made to the Trust pursuant to Section 3.2(a), the Company may from time to time deliver to the Trustee such other amounts as the Company may consider necessary or appropriate to provide for the payment of expenses of the Trust.

4.	PAYMENT OF BENEFITS

4.1	Payments Prior to a Change of Control.
Prior to a Change of Control, solely out of the Trust Fund and with no obligation otherwise to make any payment, the Trustee shall make such payments as shall be directed by the Company in writing. The Trustee may rely and shall be fully protected in relying on such directions.

4.2	Payments On and After Change of Control.
(a)    On and after the occurrence of a Change of Control in the event of a Participant’s Termination, such Participant shall provide the Trustee with a Termination Affidavit. If the Participant is deceased, the Termination Affidavit shall be provided by the Beneficiary who shall also supply the Trustee with a certified copy of the death certificate of the Participant (and, where the Beneficiary is the legal representative of the estate of a Beneficiary who survives the Participant but dies before all benefits have been paid, a certified copy of the death certificate of such Beneficiary), an inheritance tax waiver and such other documents as the Trustee may reasonably require (including, without limitation, certified copies of letters testamentary). Promptly upon receipt thereof, the Trustee shall mail a copy of the Termination Affidavit to the Company. The Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall, as soon as administratively practicable and in conformity with the instructions set forth in the Payment Schedule, make payments to such Participant or Beneficiary at the times and in the manner set forth in the Payment Schedule last received by the Trustee with respect to such Participant or Beneficiary and consistent with the information set forth in the

Termination Affidavit. The Trustee may rely and shall be fully protected in relying on the contents of a Termination Affidavit and all documentation and other information provided to it by the Company or the Administrator for all purposes under this Trust Agreement as if the applicable Plan were deemed funded and the Company and the Administrator were “named fiduciaries” as such term is defined in Section 402(a)(2) of ERISA.
(b)    Payments to Participants shall be made in the order of the receipt of Termination Affidavits. In the event that the Trustee receives more than one Termination Affidavit on the same day and the Trust Fund is not sufficient to make all of the payments otherwise required as a result of the receipt of such Termination Affidavits, the Trustee, after the payment of all of its unpaid compensation and expenses, shall distribute the balance of the Trust Fund to the Participants who have submitted such Termination Affidavits on a pro rata basis.

4.3	Payments in the Event of a Final Determination.
Notwithstanding anything contained in Section 4 of this Trust Agreement to the contrary, if at any time (i) a Final Determination is made that the income of the Trust Fund is taxable to the Trust as an entity and not to the Company, or (ii) if a tax, as a result of a Final Determination, is payable by one or more Participants in respect of any interest in the Trust Fund prior to payment of such interest to such Participant or Participants, then, (x) in case of the occurrence of the event described in clause (i), the Trust shall terminate and the assets thereof shall be paid to the Company, (y) in the event of the occurrence of the event described in clause (ii), the Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall pay to the affected Participant the amount of the tax so payable, and (z) in the event of the occurrence of the events described in both clauses (i) and (ii), the Trustee shall first pay to the affected Participant or Participants the amount of tax so payable, and then the Trust shall terminate and the remaining assets thereof shall be paid to the Company. Notwithstanding any other provision of this Trust Agreement, if any amounts held in the Trust are found in a Final Determination to have been includable in gross income of a Participant prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable (but in no event later than ten (10) business days after receiving notice of such Final Determination), pay such amounts to such Participant. For purposes of this Section 4.3, the Trustee shall be entitled to rely on an affidavit from a Participant (substantially in the form annexed hereto as Exhibit C) to the effect that a Final Determination described in clause (ii) above has occurred.

4.4	Rules Governing Payments.
The Trustee shall not make any payments to Participants or Beneficiaries from the Trust Fund except as provided in Sections 4.1, 4.2 or 4.3 even though it may be informed from another source that payments are due under any Plan. The Trustee shall have no duty to determine the propriety or amount of such payments or the rights of any person in the Trust Fund. The Company shall on a timely basis provide the Trustee with written instructions for the reporting and withholding of any federal, state and local taxes that may be required to be reported and withheld with respect to any amount paid under Section 4.1, 4.2 or 4.3, and the Trustee shall comply with such written instructions and shall pay any taxes withheld to the appropriate taxing authorities. The Trustee may rely conclusively (and shall be fully protected in such reliance) on the written instructions of the Company as to all tax reporting and withholding requirements.

4.5	Payment Schedules.
Prior to a Change of Control, the Company shall deliver to the Trustee a list of current Participants substantially in the form of Exhibit A and the initial Payment Schedules substantially in the form of Exhibits A-1 and A-2. The Company may from time to time add additional Payment Schedules to the Trust Agreement and may from time to time amend the Payment Schedules then in effect or substitute new Payment Schedules without the written consent of the Participant or Participants to whom such Payment Schedules relate; provided, however, that following a Change of Control the Company shall not have the power to add or substitute Payment Schedules nor may the Company amend a Payment Schedule without the written consent of the Participant to whom such Payment Schedule relates. The Trustee may rely and shall be fully protected in relying on the contents of a Payment Schedule for all purposes under this Trust Agreement without inquiry until it receives an amendment thereto or a new Payment Schedule in substitution thereof to the extent permitted hereunder.

4.6	Designation of Beneficiaries.
At the time that the Company first submits a Payment Schedule with respect to a Participant, it shall ascertain from such Participant the identity of such Participant’s Beneficiary and shall identify such Beneficiary on the initial Payment Schedule submitted to the Trustee with respect to such Participant. In submitting a Payment Schedule with a Beneficiary designated thereon, the Company shall be deemed to certify that such designation accurately reflects the Participant’s instructions to the Company. At any time, a Participant may revoke or change a Beneficiary designation without the consent of any prior Beneficiary by mailing or delivering a written Change or Revocation of Beneficiary Designation substantially in the form annexed hereto as Exhibit D to the Trustee at the address set forth in Section 8.3(b); provided, however, that no change or revocation of a designation shall be valid unless it is actually received by the Trustee during the Participant’s lifetime. The Trustee may rely and shall be fully protected in relying on the last Beneficiary designation in its possession as of the date of a Participant’s death.

4.7	Company’s Continuing Obligations.

Notwithstanding any provisions of this Trust Agreement to the contrary, the Company shall remain obligated to pay the Benefits under any Plan. Nothing in this Trust Agreement shall relieve the Company of its liabilities to pay the Benefits except to the extent such liabilities are met by the application of Trust Fund assets.

4.8	Excess Amounts.
After all of the Benefits have been paid in full, the Trust shall terminate and, after the payment of any unpaid expenses, the assets of the Trust Fund (if any) shall be transferred to the Company.

4.9	Company’s Intent.
It is the intention of the Company to have the Trust Fund satisfy the Company’s legal liability under the applicable Plan, and to have the balance, if any, in the Trust Fund revert to the Company after all of the Company’s legal liabilities with respect to Benefits under any Plan have been met. The Company, therefore, agrees that all income, deductions and credits of the Trust Fund belong to it as owner for income tax purposes and will be included on the Company’s income tax returns.

4.10	Compliance with Section 409A.
(a)    In no event shall the Trustee have any duty or responsibility in respect of compliance with Section 409A of the Code, either in respect of the Plan, the Trust, or in any other respect. Without limiting the generality of the foregoing, the Trustee may conclusively presume that each instruction or direction it receives from the Company, the Administrator, or the Recordkeeper is in compliance with Section 409A of the Code, and that each Payment Schedule and Termination Affidavit is in compliance with Section 409A of the Code.
(b)    Without limiting the generality of Section 4.10(a), the Company represents and warrants that no contribution shall be made to the Trust, and no direction shall be given to the Trustee to set aside or reserve assets in the Trust Fund, during any “restricted period” of a single-employer defined benefit plan for purposes of paying deferred compensation of any “applicable covered employee” under any “nonqualified deferred compensation plan” as such terms are defined in Section 409A of the Code. In addition, the Company represents and warrants that the assets held in the Trust shall not be utilized for the provision of benefits under any “nonqualified deferred compensation plan” in connection with any “restricted period” of a single-employer defined benefit plan as such terms are defined in Section 409A of the Code.”

5.	CONCERNING THE TRUSTEE

5.1	Notices to the Trustee.
Absent its own negligence or willful misconduct, the Trustee may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:
(c)    any notice, direction, certification, approval or other writing of the Company, if evidenced by an instrument signed in the name of the Company by an Authorized Officer; and
(d)    any copy of a resolution of the Board of Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal; or
(e)    any notice, direction, certification, approval or other writing, or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Administrator.

5.2	Expenses of the Trust Fund.
The Trustee is authorized to pay out of the Trust Fund: (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee’s compensation and expenses as provided in Section 5.3 hereof; and (d) all other reasonable expenses of administering the Trust, unless promptly paid to the Trustee by the Company.

5.3	Compensation of the Trustee.
The Company will pay to the Trustee such compensation for its services as set forth on Exhibit E as from time to time amended by the Company and the Trustee and will reimburse the Trustee for all reasonable expenses (including reasonable attorneys’ fees) incurred by the Trustee in the administration of the Trust. If not promptly paid on request, the Trustee may charge such fees and expenses to and pay the same from the Trust Fund. The compensation and expenses of the Trustee shall constitute a lien on the Trust Fund.

5.4	Limitation of Liability.
The Trustee shall not be liable for any Losses (as defined below) or action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of negligence or willful misconduct on its part. In no event shall the Trustee be liable (i) for acting in accordance with instructions received in accordance with the terms of this Trust Agreement from the Company, any Participant, Beneficiary, Administrator, or the Recordkeeper, (ii) for special, consequential or punitive damages, (iii) for the acts or omissions of its correspondents, designees, agents or subcustodians, or (iv) for any Losses due to forces beyond the control of the Trustee, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, the insolvency of any non-affiliated party, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

5.5	Protection of the Trustee.
The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys’ fees and expenses) of any nature (collectively, “Losses”) arising from or relating to any action or any failure to act by the Company, its officers, employees and agents or the transactions contemplated by this Trust Agreement, including, but not limited to, any claim made by a Participant or his beneficiary with respect to payments made or to be made by the Trustee, any claim made by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such Loss has been determined by a final judgment of a court of competent jurisdiction to be solely the result of the negligence or willful misconduct of the Trustee. To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company, the Administrator or the Recordkeeper.

5.6	Duties of the Trustee.
The Trustee will be under no duties whatsoever, except such duties as are specifically set forth as such in this Trust Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be compelled to take any action toward the execution or enforcement of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its reasonable satisfaction against loss, cost, liability and expense; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Administrator, the Recordkeeper or a Participant to perform any of their respective obligations under the applicable Plan. Nothing in this Trust Agreement shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds.

5.7	Pricing Services.
To the extent that the Trustee provides values of, and pricing information with respect to, securities, the Trustee is authorized to utilize generally recognized pricing services (including brokers, dealers and market makers). If the Trustee utilizes such services, the Trustee shall not be liable or responsible for or be under any duty to inquire into, nor be deemed to make any assurances or warranties with respect to, the accuracy or completeness of such values or information, even if the Trustee, in performing services for itself and others, including services similar to those performed for the Company, receives different valuations of the same or similar securities of the same issuer. In the event such services are unable to provide a value of or pricing information with respect to securities and the Trustee, nevertheless, provides values and pricing information, the Trustee shall so advise the Company, but shall have no other obligation or liability with respect to such valuation or pricing information.

5.8	Settlement of Accounts of the Trustee.
The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such accounts shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company or the Administrator. At least annually after the end of each Plan Year (and within sixty (60) days thereafter), the Trustee shall file with the Company and the Administrator a written account, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments and other transactions respecting the Trust Fund not included in any such previous account. Any account, when approved by the Company and the Administrator, will be binding and conclusive on the Company, the Administrator and all Participants, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Administrator and all Participants with respect to all matters set forth therein. Omission by the Company or the Administrator to object in writing to any specific items in any such account within ninety (90) days after its delivery will constitute approval of the account by the Company and the Administrator. No other accounts or reports shall be required to be given to the Company, the Administrator or a Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. The Trustee shall not be required to file, and no Participant or Beneficiary shall have right to compel, an accounting, judicial or otherwise, by the Trustee.

5.9	Right to Judicial Settlement.
Nothing contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee’s accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company, in the case of a proceeding commenced prior to a Change of Control, or the Company and the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect (or, in the case of a deceased Participant still entitled to Benefits from the Trust Fund, his Beneficiary), in the case of a proceeding commenced on or after a Change of Control.

5.10	Resignation or Removal of the Trustee.
The Trustee may at any time resign and may at any time be removed by the Company upon thirty (30) days’ notice in writing; provided, however, that following a Change of Control, the Company shall have the right to remove the Trustee only with the written consent of two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper.

5.11	Appointment of Successor Trustee.
In the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee; provided, however, that following a Change of Control, the designation of a successor trustee shall be approved in writing by two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such approvals and the Trustee may rely conclusively on information received from the Recordkeeper. Notice of such appointment and approval, if applicable, will be given by the Recordkeeper to the retiring trustee, and the successor trustee will deliver to the retiring trustee an instrument in writing accepting such appointment. Notwithstanding the foregoing, if no appointment and approval, if applicable, of a successor trustee is made by the Company within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee after such notice, if any, solely to the Company and the retiring trustee, as such court may deem suitable and proper.
In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final account to which the provisions of Section 5.8 hereof relating to annual accounts shall apply.
In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement.

5.12	Merger or Consolidation of the Trustee.
Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.

5.13	Successors and Assigns.
Neither party to this Agreement may assign this Agreement without the prior written consent of the other party, except that (i) the Trustee may assign this Agreement to any Affiliate of the Trustee, and (ii) any entity, that shall by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder. The Trustee agrees to provide notice of such successor trustee to the Company. Any assignment in violation of this provision shall be voidable at the option of the non-assigning party. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Trustee and their respective successors and permitted assigns.

6.	ENFORCEMENT; CHANGE OF CONTROL; CREDITORS

6.1	Enforcement of Trust Agreement and Legal Proceedings.
The Company shall have the right to enforce any provision of this Trust Agreement, and on or after a Change of Control, any Participant (or if such Participant is deceased, his Beneficiary) shall have the right as a beneficiary of the Trust to enforce any provision of this Trust Agreement that affects the right, title and interest of such Participant in the Trust. Except as otherwise provided in Sections 5.8 and 5.9 hereof, in any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Participants with an interest in the Trust Fund and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

6.2	Change of Control.

For purposes of this Section, “Change of Control” means the first to occurs of any one of the following:
(1)    Continuing Directors during any 12 month period no longer constitute a majority of the Directors;
(2)    Any person or persons acting as a group (within the meaning of Treas. Reg. §1.409A-3(i)(5)(vi)(D)), acquires (or has acquired within the 12 month period ending on the date of the last acquisition by such person or persons) directly or indirectly, thirty percent (30%) or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company’s directors; provided that this Section 6.2(2) shall not apply with respect to any acquisition of securities by (i) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (ii) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (iii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by an Employer or any affiliate of the Company;
(3)    Any person or persons acting as a group (within the meaning of Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires ownership (including any previously owned securities) of more than fifty percent (50%) of either (i) the voting power value of the then outstanding securities of the Company entitled to vote for the election of the Company’s directors or (ii) the fair market value of the Company; provided that this Section 6.2 (3) shall not apply with respect to any acquisition of securities by (i) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (ii) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (iii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by an Employer or any affiliate of the Company; or
(4)    A sale of substantially all of the Company’s assets.
Provided, that the transaction or event described in subsections (1), (2), (3) or (4) constitutes a “change in control event,” as defined in Treas. Reg. §1.409A-3(i)(5).
For purposes of this Section, “Continuing Director” shall mean any individual who is a member of the Company’s Board of Directors on December 9, 1986 or was designated (before such person’s initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

For purposes of this Section, “Director” means an individual who is a member of the Company’s Board of Directors on the relevant date.
Notwithstanding the foregoing definition of Change of Control, no Change of Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee receives a written notice of the existence of such Change of Control from a person holding one or more of the following positions with the Company immediately preceding the event giving rise to the Change of Control: chairman of the board of directors, president, chief executive officer, general counsel, chief financial officer, or treasurer. The Trustee may rely conclusively upon such notice.

6.3	Insolvency of the Company.
(a)    If at any time (i) the Company or a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, (ii) the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or (iii) the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall discontinue payment of Benefits under this Trust Agreement, shall hold the Trust Fund for the benefit of the Company’s creditors, and shall resume payment of Benefits under this Trust Agreement in accordance with Section 4 hereof only upon receipt of an order of a court of competent jurisdiction requiring such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or other Reliable Source (other than a Reliable Source described in clause (iii) of the definition thereof) to the effect that the Company is not Insolvent; provided, however, that in the event that payment of Benefits was discontinued by reason of a court order or injunction, the Trustee shall resume payment of Benefits only upon receipt of an order of a court of competent jurisdiction requiring such payment. The Company and its Chief Executive Officer shall be obligated to give the Trustee prompt written notice in the event that the Company becomes Insolvent. The Trustee shall not be liable to anyone in the event Benefits are discontinued pursuant to this Section 6.3.
(b)    If the Trustee discontinues payment of Benefits pursuant to Section 6.3(a) and subsequently resumes such payment, the first payment to a Participant following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made to such Participant under this Trust Agreement but for Section 6.3(a) and the aggregate payments actually made to such Participant by the Company (as certified to the Trustee by the Participant in writing) during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the Trust Fund during the period of such discontinuance.

7.	AMENDMENT, REVOCATION AND TERMINATION

7.1	Amendment.
(b)    Prior to the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee but without the consent of any Participant.
(c)    At any time upon or after the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee and two-thirds of the Participants to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. The Recordkeeper shall be solely responsible for obtaining and tabulating such consents and the Trustee may rely conclusively on information received from the Recordkeeper. In addition, the Trust Agreement may be amended by the Company at any time with the written consent of the Trustee, but only to the extent such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. In the event that the Company proposes to adopt an amendment to the Trust Agreement pursuant to the preceding sentence, the Company shall provide the Trustee with an opinion of counsel reasonably acceptable to the Trustee and in form and substance satisfactory to the Trustee to the effect that such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. The Trustee may rely and shall be fully protected in relying on such opinion without inquiry.

7.2	Revocability.
Prior to a Change of Control, the Trust shall be revocable by the Company, all or any part of the Trust Fund shall be recoverable by the Company and the Participants shall have no right to any part of the Trust Fund. Upon a Change of Control, the Trust shall become irrevocable, and shall be held for the exclusive purpose of providing the Benefits to Participants and their beneficiaries and defraying expenses of the Trust in accordance with the provisions of this Trust Agreement. Once the Trust has become irrevocable, no part of the income or corpus of the Trust Fund shall be recoverable by the Company, except as provided otherwise in Section 4.8 of this Trust Agreement. Notwithstanding anything in this Trust Agreement to the contrary, the Trust Fund shall at all times be subject to the claims of creditors of the Company as provided in Section 6.3 of this Trust Agreement.

7.3	Termination.
(a)    Prior to a Change of Control, the Company may revoke and terminate the Trust at any time, in its sole discretion, without the approval of any Participant, upon notice in writing to the Trustee. As soon as practicable following the Trustee’s receipt of such notice, the Trustee shall settle its final accounts in accordance with Section 5.8 hereof and, after the receipt of any unpaid fees and expenses, shall distribute the balance of the Trust Fund as directed by the Company.
(b)    Following a Change of Control the Trust shall terminate after the Trustee shall have made all payments required by Section 4, and, after the Trustee’s final accounts have been settled in accordance with Section 5.8 hereof and after the receipt of any unpaid fees and expenses, the Trustee shall distribute the balance of the Trust Fund as directed by the Company.

8.	MISCELLANEOUS PROVISIONS

8.1	Successors.
This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

8.2	Nonalienation.
Except insofar as applicable law may otherwise require, (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

8.3	Communications.
(a)    Communications to the Company shall be addressed to the Company at 40 Waterview Drive, Shelton, Connecticut 06484, Attn: General Counsel; provided, however, that upon the Company’s written request, such communications shall be sent to such other address as the Company may specify.
(b)    Communications to the Trustee shall be addressed to the Trustee at The Bank of New York, One Wall Street, 12th Floor, New York, New York 10286, Attn: Division Head, Domestic/Custody Division; provided, however, that upon the Trustee’s written request, such communications shall be sent to such other address as the Trustee may specify.
(c)    No communication shall be binding on the Trustee until it is received by the officer of the Trustee having primary responsibility for this Trust, and no communication shall be binding on the Company until it is received by the Company.

8.4	Headings.
Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

8.5	Third Parties.
A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

8.6	Governing Law; Jurisdiction; Certain Waivers.
(c)    This Trust Agreement shall be interpreted and construed in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. All actions and proceedings brought by the Trustee relating to or arising from, directly or indirectly, this Agreement may be litigated in courts located within the State of New York. The Company hereby submits to the personal jurisdiction of such courts; hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed; and hereby waives the right to a trial by jury in any action or proceeding with the Trustee. All actions and proceedings brought by the Company against the Trustee relating to or arising from, directly or indirectly, this Trust Agreement shall be litigated only in courts located within the State of New York.
(d)    To the extent that, in any jurisdiction, the Company has or hereafter may acquire, or is or hereafter may be entitled to claim, for itself or its assets, immunity (sovereign or otherwise) from suit, execution, attachment (before or after judgment) or any other legal process, the Company irrevocably agrees not to claim, and hereby waives, such immunity. The invalidity, illegality or unenforceability of any provision of this Trust Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

8.7	Adverse Tax Consequences.
The Company and not the Trustee shall bear the responsibility, if any, in the event that this Trust Agreement gives rise to adverse tax consequences to any Participant, Beneficiary or the Company.

8.8	Counterparts.
This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

HUBBELL INCORPORATED By: /s/ James H. Biggart James H. Biggart ITS: Vice President, Treasurer

Attest /s/ Megan C. Preneta Megan C. Preneta ITS: Corporate Secretary and Assistant General Counsel

THE BANK OF NEW YORK, as TRUSTEE By: /s/ Peter H. Roberge Vice President

Attest /s/ Marianne R. Ruane Marianne R. Ruane Notary Public of Connecticut My commission expires: 11/30/16

STATE OF NEW CONNECTICUT )
ss.:	ORANGE
COUNTY OF NEW HAVEN )

On this 10th day of December, 2015, before me personally came James H. Biggart, to me known, who, being by me duly sworn, said that he resides at 1207 Side Hill Road, Cheshire, CT; that he is a Vice President & Treasurer of HUBBELL INCORPORATED, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.
/s/ Patricia S. Webster
Notary Public
Commission Expires: 11/30/16

STATE OF NEW YORK )
ss.:	NEW YORK
COUNTY OF NEW YORK )

On this 11th day of December, 2015, before me personally came Peter H. Roberge, to me known, who, being by me duly sworn, said that he/she resides at 16 Wilton Road, Westport, CT; that he/she is a Vice President of THE BANK OF NEW YORK, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his name thereto by like order.
/s/ Marianne R. Ruane
Notary Public
Commission Expires: 11/30/16

Exhibit A
FORM OF LIST OF PARTICIPANTS
Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Senior Management Plans Trust Agreement, as amended and restated as of [______], 2015, between HUBBELL INCORPORATED (the “Company”) and The Bank of New York as Trustee, the Company provides the following list of Participants in the Plans:
Dated: ____________, 20__
HUBBELL INCORPORATED

By:
Authorized Officer

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________

_________________________________     __________________________________
Exhibit A-1: Dir. Ret. Plan
FORM OF PAYMENT SCHEDULE
____________20__
Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement, as amended and restated as of [______], 2015, between HUBBELL INCORPORATED (the “Company”) and The Bank of New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

PARTICIPANT:

ADDRESS:

SOCIAL SECURITY NUMBER:

In the event that the Termination Affidavit provides that the Participant is entitled to a Retirement Benefit, the Participant shall receive a lump sum payment of $_________ in accordance with Section 12.1 of the Amended and Restated Retirement Plan for Directors (the “Director Plan”) , payable on the thirtieth (30th) day after the later to occur of (a) the date of the Change of Control (as defined in the Director Plan) and (b) the date of the Participant’s Separation from Service (as defined in the Director Plan).
Dated: ____________, 20__    HUBBELL INCORPORATED

By:
Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL
The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.
Dated: ____________, 20__

Participant’s Signature

Exhibit A-2: Dir. Def. Comp. Plan
FORM OF PAYMENT SCHEDULE
_____________, 20__
Pursuant to Section 4.5 of the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement, as amended and restated as of [_________], 2015, between HUBBELL INCORPORATED (the “Company”) and The Bank of New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:

PARTICIPANT:

ADDRESS:

SOCIAL SECURITY NUMBER:

NAME OF BENEFICIARY:

RELATIONSHIP:

ADDRESS:

SOCIAL SECURITY NUMBER:

In the event that the Termination Affidavit provides that the Participant is entitled to receive a lump sum payment of $_________ in accordance with Article VII of the of the Amended and Restated Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), such payment shall be made within thirty (30) days of the Change of Control (as such term is defined in Section 1.4 of the Deferred Compensation Plan).
Dated: ____________, 20__    HUBBELL INCORPORATED

By:
Authorized Officer

THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL
The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.
Dated: ____________, 20__

Participant’s Signature

Exhibit B-1: Dir. Ret. Plan
FORM OF TERMINATION AFFIDAVIT
I, _________________, under penalties of perjury, do hereby solemnly swear (i) that, pursuant to Section 4.2 of the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement between The Bank of New York (the “Trustee”) and Hubbell Incorporated (the “Company”), as amended and restated as of [_______], 2015 (the “Trust Agreement”), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Hubbell Incorporated Amended and Restated Retirement Plan for Directors (the “Plan”); (ii) that a Termination (within the meaning of the Trust Agreement) occurred on _________ __, 20__; (iii) that I am entitled to a Retirement Benefit; and (iv) that I am entitled to a lump sum payment of my Benefits (as defined in the Trust Agreement).

Participant’s Signature (1)

STATE OF ________________ )
ss.:
COUNTY OF ______________ )

On this ___ day of ____________, 20__, before me personally came _______________, to me known, who, being by me duly sworn, said that he\she resides at ____________________ __________________________ and that the statements herein are all true and correct.

Notary Public
Commission Expires:

(1)     If the Affidavit is being made by a Beneficiary, a statement of the date of death of the Participant (and the Beneficiary in the case of the death of the Beneficiary receiving payments) must be added.

Exhibit B-2: Dir. Def. Comp. Plan
FORM OF TERMINATION AFFIDAVIT
I, _________________, under penalties of perjury, do hereby solemnly swear (i) that, pursuant to Section 4.2 of the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement between The Bank of New York (the “Trustee”) and Hubbell Incorporated (the “Company”), as amended and restated as of [_______], 2015 (the “Trust Agreement”), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Amended and Restated Deferred Compensation Plan for Directors (the “Plan”); (ii) that I am entitled to the payment of my Accounts (as defined in the Plan); and (iii) that I am entitled to a lump sum payment of my Benefits (as defined in the Trust Agreement).

Participant’s Signature (1)

STATE OF ________________ )
ss.:
COUNTY OF ______________ )

On this ___ day of ____________, 20__, before me personally came _______________, to me known, who, being by me duly sworn, said that he\she resides at ____________________ __________________________ and that the statements herein are all true and correct.

Notary Public
Commission Expires:

(1)     If the Affidavit is being made by a Beneficiary, a statement of the date of death of the Participant (and the Beneficiary in the case of the death of the Beneficiary receiving payments) must be added.

Exhibit C
FORM OF AFFIDAVIT WITH RESPECT TO FINAL DETERMINATION
I, _________________, under penalties of perjury, do hereby solemnly swear (i) that I make this affidavit in order to induce The Bank of New York, as Trustee under the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement, as amended and restated as of [______], 2015, between Hubbell Incorporated (the “Company”) and The Bank of New York as Trustee (the “Trust Agreement”), to pay me the benefits to which I am entitled under such Trust Agreement, and (ii) that a Final Determination (within the meaning of Sections 1.1(i) and 4.3 of the Trust Agreement) has occurred with respect to my interest in the Trust Fund on _____________ __, 20__.

Participant’s Signature (1)

STATE OF ________________ )
ss.:
COUNTY OF ______________ )

On this ___ day of ____________, 20__, before me personally came _______________, to me known, who, being by me duly sworn, said that he\she resides at ____________________ __________________________ and that the statements herein are all true and correct.

Notary Public
Commission Expires:

Exhibit D
FORM OF CHANGE OR REVOCATION OF BENEFICIARY DESIGNATION
Pursuant to Section 4.6 of the Hubbell Incorporated Grantor Trust For Non-Employee Director Plans Trust Agreement, as amended and restated as of [_____], 2015, between Hubbell Incorporated (the “Company”) and The Bank of New York as Trustee (the “Trust Agreement”), I hereby revoke all prior beneficiary designations and designate the following Beneficiary of any payments to which my Beneficiary is entitled under the Trust Agreement.
I hereby reserve the right to change or revoke this beneficiary designation without notice to any beneficiary.

Name of Beneficiary (Primary)	________________ Relationship	_________________ Social Security No.

Address

I understand that to be effective, any change or revocation must be received by the Trustee during my life at the address set forth below or at such other address as may from time to time be specified by the Trustee for notices to it under the Trust Agreement.
Date
        Participant’s Signature

        Spouse’s Signature

Return this form to:	The Bank of New York One Wall Street, 12th Floor New York, New York 10286 Attention: Division Head Domestic/Custody Division

Exhibit E
TRUSTEE’S FEE SCHEDULE

The Bank of New York
Retirement Services Division
Rabbi Trust and Recordkeeping Services
Schedule of Fees
For
Hubbell Incorporated
The following schedule of fees would apply to each trust.
Market Value Fee:
1/10 of 1% of assets with a minimum of $25,000.
Special Asset Fee:
$3,000 per annum for the first passive, commingled investment fund, mutual fund, insurance carrier, and company stock account held as an asset per issuer.
$500 per annum for each additional special asset held in an account.
$5,000 per annum for each actively managed account.
Recordkeeping Fees:
Outside agent retained by Bank at fair market rate.
Transaction Fees:

Security Transaction	$15.00 per security transaction
Lump Sum/Expense Payments	$13.00 per check, plus postage
Wire Transfers	$15.00 per transfer
Mailings	$ .50 each

Special Transaction Fees:

Change of Control	$25,000 per event
Insolvency	$25,000 per event
Termination of the Trust	$ 5,000 per event
Tax Form Preparation	$150 per hour as incurred
Convert to Pay Status	$100 per participant
Proxy Services	As Incurred
Legal Fees/Out-of-Pocket Expenses	As Incurred

Fees as quoted above do not include any direct out-of-pocket or legal expenses which would become payable in accordance with the rabbi trust agreement. There are no initial set-up fees, except legal fees, incurred with the conversion of the trust to The Bank of New York, including modification to our standard documentation.
Fees outstanding more than 90 days will be automatically debited to the Trust.